SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: NY TAX EXEMPT OPPORTUNITIES - CLASS A SHARES
Fiscal period ending: September 30, 1998
Inception date (if less than 10 years of performance): November 7,
1990


                            TOTAL RETURN

Formula   -    Average Annual Total Return:  ERV = P(1+T)       n

N    =    Number of Time Periods        1 Year    5 Years   10
Years*

P    =    Initial Investment       $1000          $1000
$1000

ERV  =    Ending Redeemable Value       $1025          $1292
$1702

T    =    Average Annual Total Return   2.48%          5.26%
6.96%*

          *Life of fund, if less than 10 years


                                YIELD

Formula:

          Interest + Dividends - Expenses
     2 (---------------- +1)(6) -1
          POP x Average shares


Interest and Dividends             $ 679,264

Expenses                      $ 140,480

Reimbursement                 $ 0

Average shares                18,096,799

NAV                           $ 9.27

Sales Charge                  4.75%

POP                           $ 9.73

Yield at POP                  3.70%


                    TAX - EXEMPT EQUIVALENT YIELD

Formula:            30 day yield
               ---------------          =    TAX EQUIVALENT YIELD
               1 - (Highest Individual Tax Rate)


     3.70%                    3.70%
     _____          =         ---            =    6.86%
     1-46.08%            .5392%


Fund name: NY TAX EXEMPT OPPORTUNITIES FUND - CLASS B SHARES
Fiscal period ending: September 30, 1998
Inception date (if less than 10 years of performance): February 1,
1994


                            TOTAL RETURN

Formula   -    Average Annual Total Return:  ERV = P(1+T)       n

N    =    Number of Time Periods        1 Year    5 Years   10
Years*

P    =    Initial Investment       $1000          $1000
$1000

ERV  =    Ending Redeemable Value       $1019          $1290
$1688

T    =    Average Annual Total Return   1.86%          5.22%
6.85%*

          *Life of fund, if less than 10 years


                                YIELD

Formula:

          Interest + Dividends - Expenses
     2 (---------------- +1)(6) -1
          POP x Average shares


Interest and Dividends             $ 274,742

Expenses                      $ 92,067

Reimbursement                 $ 0

Average shares                7,326,723

NAV                           $ 9.26

Maximum Contingent Deferred
     Sales Charge             5.00%

Yield at NAV                  3.25%


                    TAX - EXEMPT EQUIVALENT YIELD

Formula:            30 day yield
               ---------------          =    TAX EQUIVALENT YIELD
               1 - (Highest Individual Tax Rate)


     3.25%                     3.25%
     _____          =         ---            =    6.03%
     1-46.08%            .5392%

Fund name: NY TAX EXEMPT OPPORTUNITIES FUND - CLASS M SHARES
Fiscal period ending: September 30, 1998
Inception date (if less than 10 years of performance): February 10,
1995


                            TOTAL RETURN

Formula   -    Average Annual Total Return:  ERV = P(1+T)       n

N    =    Number of Time Periods        1 Year    5 Years   10
Years*

P    =    Initial Investment       $1000          $1000
$1000

ERV  =    Ending Redeemable Value       $1037          $1287
$1675

T    =    Average Annual Total Return   3.69%          5.17%
6.75%*

          *Life of fund, if less than 10 years


                                YIELD

Formula:

          Interest + Dividends - Expenses
     2 (---------------- +1)(6) -1
          POP x Average shares


Interest and Dividends             $ 9,810

Expenses                      $ 2,608

Reimbursement                 $ 0

Average shares                261,811

NAV                           $ 9.25

Sales Charge                  3.25%

POP                           $ 9.56

Yield at POP                  3.48%


                    TAX - EXEMPT EQUIVALENT YIELD

Formula:            30 day yield
               ---------------          =    TAX EQUIVALENT YIELD
               1 - (Highest Individual Tax Rate)


     3.48%                    3.48%
     _____          =         ---            =    6.45%
     1-46.08%            .5392%